EXHIBIT 10(T)
                              STOCK OPTION PLAN III




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                                    RESTATED
                           FIRST FINANCIAL CORPORATION
                              STOCK OPTION PLAN III

1.    PURPOSE

      This Stock Option Plan III (the "Option Plan") is intended as a performance incentive and to encourage stock ownership by officers, other employees and directors of First Financial Corporation (the "Corporation") or of other corporations in which stock possessing 50 percent or more of the total combined voting power is owned directly or indirectly by the Corporation (the
"Subsidiaries"),  so that  the  person  to  whom  the  option  is  granted  (the
"Optionee") may acquire or increase his or her proprietary interest in the success of the Corporation, and to encourage the Optionee to remain in the employ or service of the Corporation or of its Subsidiaries. It is intended that options granted under the Option Plan will qualify as incentive stock options ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, or the corresponding provision of any subsequently-enacted tax statute, as amended from time to time (the "Code"), except for (i) options specifically designated at the time of grant as not being Incentive Options,
(ii)  options  granted to  employees  in excess of the  limitations  provided in
Section 4(d) hereof, and (iii) options granted to directors who are not employees of the Corporation or its Subsidiaries.

2.    ADMINISTRATION

      (a) The Option Plan shall be administered by a committee of not less than two directors of the Corporation, none of whom is an officer or other salaried employee of the Corporation or any Subsidiary. The members of this committee (the "Option Committee") shall be appointed by the Board of Directors. A majority vote of the members of the full Option Committee shall be required for all its actions.

      (b) The Option Committee shall have the power, subject to, and within the limits of, the express provisions of the Option Plan:

               (i) To determine from time to time which of the eligible persons (other than members of the Option Committee) shall be granted options under the Option Plan, and the time or times when, and the number of shares for which, an option or options shall be granted to such persons;

               (ii) To prescribe the other terms and provisions (which need not be identical) of each option granted under the Option Plan to eligible persons (other than members of the Option Committee);

               (iii) To construe and interpret the Option Plan and options granted under it, and to establish, amend, and revoke rules and regulations for administration. The Option Committee, in the exercise of this power, may correct any defect or supply any omission, or reconcile any inconsistency in the Option Plan, or in any option agreement, in the manner and to the extent it shall deem necessary or expedient to make the Option Plan fully effective. In exercising this power, the Option Committee may retain counsel at the expense of the Corporation. All

Restated August 16, 1995
               decisions  and   determinations   by  the  Option   Committee  in
               exercising this power

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              shall be final and binding upon the Corporation and the Optionees;

               (iv) To determine the duration and purposes of leaves of absence which may be granted to an Optionee (other than a member of the Option Committee) without constituting a termination of his or her employment or service for purposes of the Option Plan; and

               (v) Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Corporation with respect to the Option Plan.

      (c) The Board of Directors (with members of the Option Committee not voting) shall administer the Option Plan with respect to options granted to members of the Option Committee in accordance with the provisions of Section 4.

3.    STOCK

      (a) The stock subject to the options shall be shares of the Corporation's authorized but unissued common stock, par value $1.00 per share (the "Common Stock"). The number of shares for which options may be granted, excluding the shares covered by the unexercised portion of any cancelled, terminated or expired options shall not exceed an aggregate of 550,000 shares of Common Stock. Such number shall be subject to adjustment as provided in Section 8 hereof.

      (b) Whenever any outstanding option under the Option Plan expires, is cancelled or is otherwise terminated, the shares of Common Stock allocable to the unexercised portion of such option may again be subjected to options under the Option Plan.

4.    ELIGIBILITY

      (a) The persons who shall be eligible to receive options shall be officers, other full-time employees (i.e., persons employed 1,000 or more hours per year) and directors of the Corporation or its direct or indirect Subsidiaries. The Option Committee may from time to time grant options to one or more eligible persons (other than members of the Option Committee). The Board of Directors (with members of the Option Committee not voting) may from time to time grant options to one or more members of the Option Committee. An optionee may hold more than one option.

      (b) No person shall be granted an Incentive Option if, at the time of the grant, such person owns, directly or indirectly, more than ten percent of the total combined voting power of the Corporation or of its parent or subsidiary [as defined in Sections 424(e) and (f) of the Code] unless the option price is at least 110 percent of the fair market value of the Common Stock and the exercise period of such Incentive Option is by its terms limited to five years.


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      (c) The maximum  number of shares of Common Stock for which options may be granted to any director, who is not a full-time salaried employee of the Corporation or any Subsidiary, shall not exceed two percent of the shares of Common Stock covered by the Option Plan. The total number of shares of Common Stock which may be granted under the Option Plan to all eligible persons not employed on a full-time salaried basis by the Corporation or any Subsidiary, shall not in the aggregate exceed 20 percent of the shares of Common Stock covered by the Option Plan. The maximum number of shares of Common Stock for which options may be granted to any employee director shall not exceed four percent of the outstanding Common Stock.

      (d) To the extent required by Section 422A of the Code, the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which Incentive Options are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other plans of the Optionee's employer corporation and its parent and subsidiary corporations within the meaning of Section 422(d) of the Code) shall not exceed $100,000. Any options granted in excess of the foregoing limitations shall be clearly and specifically designated as not being Incentive Options and shall be separately issued. Nothing contained herein shall prohibit a grant of non-qualified options, regardless of whether Incentive Options are granted to such person in such year.

5.    TERMS OF THE OPTION AGREEMENTS

      Each option agreement shall contain such provisions as the Option Committee (or the Board of Directors with respect to members of the Option Committee) shall from time to time deem appropriate. Option agreements need not be identical, but each option agreement by appropriate language shall include the substance of all of the following provisions:

      (a) Any option shall expire on the date specified in the option agreement, which date shall not be later than the tenth anniversary of the date on which the option was granted. All options must be granted by the tenth anniversary of the date the Option Plan was adopted.

      (b) The minimum number of shares with respect to which an option may be exercised at any one time shall be 100 shares, unless the number purchased is the total number at the time available for purchase under the option.

      (c) Each option shall be exercisable in such installments (which need not be equal) and at such times as designated by the Option Committee (or the Board of Directors with respect to the Option Committee). To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the option expires. Unless otherwise designated in accordance with applicable laws, no option shall be exercisable within two years of the date on which the option was granted except in the event of a change in control or threatened change in control of the Corporation. In such event, all options granted prior to such change in control or threatened change in control shall become immediately exercisable. The term "change in control" shall refer to the acquisition of 10 percent or more of the voting securities of the Corporation by any person or persons acting as a group within the meaning of Section 13(d) of the Securities Exchange Act of 1934; provided, however, that for purposes of the Option Plan no change in control or threatened change in control shall be deemed to have occurred if prior to the acquisition of, or offer to acquire, 10 percent or more of the voting securities of the Corporation, the full Board of Directors shall have adopted by not less than a two-thirds vote a resolution specifically approving such acquisition or offer. The term "person" refers to an

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individual or a corporation,  partnership,  trust,  association,  joint venture, pool syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

      (d) The purchase price per share of Common Stock under each option shall not be less than the fair market value of the Common Stock subject to the option on the date the option is granted and shall otherwise comply with applicable state law. For this purpose, the fair market value of the Common Stock shall be determined by the Option Committee (or the Board of Directors with respect to the Option Committee); provided, however, that (i) if the Common Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System on the date the option is granted, fair market value shall not be less than the average of the highest bid and lowest asked prices of the Common Stock on such System on such date, or (ii) if the Common Stock is admitted to trading on a national securities exchange on the date the option is granted, fair market value shall not be less than the last sale price reported for the Common Stock on such exchange on such date or on the last date preceding such date on which a sale was reported.

      (e) The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such option unless and until the option shall have been exercised pursuant to the terms thereof, the Corporation shall have issued and delivered the shares to the Optionee, and the Optionee's name shall have been entered as a stockholder of record on the books of the Corporation. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Common Stock. A separate stock certificate or certificates shall be issued for any shares purchased pursuant to the exercise of an option that is an Incentive Option which certificate or certificates shall not include any shares that were purchased pursuant to the exercise of an option that is not an Incentive Option.

      (f)      Except as provided in Section 9 hereof,

               (i) Subject to Section 5(f)(iii), all options granted pursuant to the Option Plan shall not be transferable except by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee;

               (ii) Subject to Section 5(f)(iii), no assignment or transfer of the option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the assignee or transferee any interest or right in the option whatsoever, but immediately upon any attempt to assign or transfer the option the same shall terminate and be of no force and effect; and

               (iii) In addition to nontransferable options, the Option Committee may grant nonqualified stock options that are transferable, without payment of consideration, to immediate family members of the optionee or to trusts or partnerships for such family members; the Committee may also amend outstanding nonqualified stock options to permit for such transferability.

      (g) The option shall be subject to any provision necessary to assure compliance with federal and state securities laws.




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6.    METHOD OF EXERCISE AND PAYMENT OF PURCHASE PRICE

      (a) An option may be exercised by the Optionee delivering to the Option Committee (or the Board of Directors with respect to the Option Committee) on any business day a written notice specifying the number of shares of Common Stock the Optionee then desires to purchase (the "Notice"), accompanied by payment in full of the option price for such shares.

      (b) Payment for the shares of Common Stock purchased pursuant to the exercise of an option shall be made, in the discretion of the Option Committee (or the Board of Directors with respect to the Option Committee) as set forth in the option agreement related to an option, in either (i) cash equal to the option price for the number of shares specified in Notice (the "Total Option Price"), or (ii) in shares of Common Stock of the Corporation with a fair market value, determined as provided in Section 5 hereof, equal to or less than the Total Option Price, plus cash in an amount equal to the excess, if any, of the Total Option Price over the fair market value of the tendered shares.

      (c) The Corporation will accept as payment for the exercise of an option the delivery of an irrevocable option exercise notice coupled with irrevocable instructions to a designated broker to simultaneously sell the stock and deliver to the Corporation on the settlement date that portion of the sales proceeds representing the exercise price.

7.    USE OF PROCEEDS FROM STOCK

      Proceeds from the sale of Common Stock pursuant to options granted under the Option Plan shall constitute general funds of the Corporation to be used primarily for home mortgage and consumer lending.

8.    ADJUSTMENT UPON CHANGES IN CAPITALIZATION

      (a) If the shares of the Corporation's Common Stock as a whole are increased, decreased or changed into, or exchanged for a different number or kind of shares or securities of the Corporation, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kinds of shares subject to the Option Plan, and in the number, kinds, and per share exercise price of shares subject to unexercised options or portions thereof granted prior to any such change. Any such adjustment in an outstanding option, however, shall be made without a change in the total price applicable to the unexercised portion of the option but with corresponding adjustment in the price for each share of Common Stock covered by the option.

      (b)  Upon  dissolution  or  liquidation  of  the  Corporation,  or  upon a reorganization, merger or consolidation in which the Corporation is not the surviving corporation, or in which the Corporation becomes a subsidiary of another corporation, or upon the sale of substantially all of the property of the Corporation to another corporation, the Option Plan and the options issued thereunder shall terminate, unless provision is made in connection with such transaction for the assumption of options theretofore granted, or the substitution for such options of new options of the successor employer corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and the per share exercise prices. In the event of such termination, all outstanding options shall be exercisable in full for at least 30 days prior to the termination date whether or not otherwise

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exercisable during such period, but not later than the date the option expires.

      (c) Adjustments under this Section shall be made by the Option Committee, whose determination as to what adjustment shall be made, and the extent thereof, shall be conclusive. The Option Committee shall have the discretion and power in any such event to determine and to make effective provision for the acceleration of the time during which the option may be exercised, notwithstanding the provisions of the option setting forth the date or dates on which all or any part of it may be exercised. No fractional shares of Common Stock shall be issued under the Option Plan on account of any adjustment specified above.

9.    TERMINATION OF EMPLOYMENT OR SERVICE

      (a) In the event of the death of an Optionee while in the employ or service of the Corporation or its Subsidiaries, the option, whether or not then exercisable, may be exercised, as provided in Section 6 hereof, by the estate of the Optionee or by a person who acquired the right to exercise such option by bequest or inheritance from such Optionee, within one year after the date of such death but not later than the date on which the option would otherwise expire.

      (b) If the employment or service of an Optionee is terminated by reason of disability as defined in Section 22(e)(3) of the Code, the options held by such Optionee may be exercised, whether or not exercisable at the time of such termination, within one year after such termination but not later than the date on which the options would otherwise expire.

      (c) If the employment or service of an Optionee is terminated for any reason other than such death or disability, options held by such Optionee shall, to the extent not theretofore exercised, be cancelled upon such termination and shall not thereafter be exercisable; provided, however, that an Optionee whose employment is terminated by retirement in accordance with the Corporation's normal retirement policies, as determined by the Option Committee, or the Board of Directors with respect to the Option Committee, shall be permitted to exercise Incentive Options, whether or not exercisable at the time of such termination, within three months after the date of such termination, but not later than the date on which the Incentive Options would otherwise expire, and shall be permitted to exercise any options which are not Incentive Options not later than the date on which options would otherwise expire; and provided further, that an Optionee whose employment or service is voluntary or involuntarily terminated within six months after a change in control of the Corporation, as defined in Section 5(c) hereof, shall be permitted to exercise options, whether or not exercisable at the time of such termination, within three months after the date of such termination but not later than the date on which the options would otherwise expire.

      (d) A change in employment or service from the Corporation to a Subsidiary, or vice versa, shall not constitute termination of employment or service for purposes of the Option Plan.

10.   AMENDMENT OF THE OPTION PLAN

      The Board of Directors at any time, and from time to time, may amend the Option Plan, subject to any required regulatory approval and to the limitation that, except as provided in Section 8 hereof, no amendment shall be effective unless approved by the affirmative vote of the holders of a majority of the outstanding shares of the Corporation at a duly held annual or special meeting held within twelve months before or after the date of such amendment's

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adoption, where such amendment will:

      (a) Increase the number of shares of Common Stock as to which options may be granted under the Option Plan;

      (b) Change in substance Section 4 hereof relating to eligibility to participate in the Option Plan;

      (c) Change the minimum option price; or

      (d) Increase the maximum term of the options provided for herein.

      Except as provided in Section 8 hereof, rights and obligations under any option granted before amendment of the Option Plan shall not be altered or impaired by amendment of the Option Plan, except with the consent of the person to whom the option was granted.

11.   TERMINATION OR SUSPENSION OF OPTION PLAN

      The Board of Directors at any time may terminate or suspend the Option Plan. Unless sooner terminated, the Option Plan shall terminate on the tenth anniversary of the effective date specified in Section 14 hereof, but such termination shall not affect any option theretofore granted. An option may not be granted while the Option Plan is suspended or after it is terminated.

      Rights and obligations under any option granted while the Option Plan is in effect shall not be altered nor impaired by suspension or termination of the Option Plan except with the consent of the Optionee. An option may be terminated by agreement between an Optionee and the Corporation and, in lieu of the terminated option, a new option may be granted with an exercise price which may be higher or lower than the exercise price of the terminated option.

12.   NONEXCLUSIVITY OF THE PLAN

      Neither the adoption of the Option Plan by the Board of Directors nor the submission of the Plan to the members of the Corporation for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Option Plan, and such arrangements may be either applicable generally or only in specific cases.

13.   GOVERNMENT AND OTHER REGULATIONS

      (a) The obligation of the Corporation to sell and deliver shares of Common Stock under options granted under the Option Plan shall be subject to all applicable laws, rules and regulations and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Board of Directors of the Corporation.

      (b) The Option Plan shall be governed by the laws of the State of Wisconsin.

      (c) The Option Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934. Any provision inconsistent with such Rule shall be inoperative and

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shall not affect the validity of the Option Plan.

14.   EFFECTIVE DATE OF OPTION PLAN

      The Option Plan was adopted by the Board of Directors of the Corporation on February 20, 1991 and will be submitted to the Corporation's stockholders at the annual meeting on April 24, 1991. The Option Plan will be effective upon approval by the Corporation's stockholders.

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